UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 3, 2005

CALPINE CORPORATION

(A Delaware Corporation)

Commission File Number: 001-12079

I.R.S. Employer Identification No. 77-0212977

50 West San Fernando Street

San Jose, California 95113

Telephone: (408) 995-5115

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.02. RESULTS OF OPERATIONS AND FINANCIAL CONDITION
ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS
SIGNATURES
EXHIBIT INDEX
EXHIBIT 99.1
EXHIBIT 99.2

SECTION 2 – FINANCIAL INFORMATION

ITEM 2.02. RESULTS OF OPERATIONS AND FINANCIAL CONDITION

On August 3, 2005, the Registrant issued the press release attached hereto as Exhibit 99.1 reporting financial and operating results for the quarter ended June 30, 2005. The registrant also attaches Exhibit 99.2 hereto the materials presented in connection with the registrant’s August 3, 2005 earnings conference call and webcast presentation.

SECTION 9 – FINANCIAL STATEMENTS AND EXHIBITS

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS

(a)	Financial Statements of Businesses Acquired .

Not Applicable

(b)	Pro Forma Financial Information .

Not Applicable

(c)	Exhibits .

Exhibit	Description

99.1	Press release

99.2	Presentation Materials

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CALPINE CORPORATION
	By:	/s/ Charles B. Clark, Jr.
Charles B. Clark, Jr.
Date: August 8, 2005		Senior Vice President and Controller Chief Accounting Officer

EXHIBIT INDEX

Exhibit	Description

99.1	Press release

99.2	Presentation Materials